EXHIBIT 99

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of RecycleNet Corporation
(the "Company") on Form 10-QSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), We, Paul Roszel, President and Chairman of the Board of Directors and Richard Ivanovick, C.A., Chief Financial and
Accounting Office of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/
Paul Roszel
President and Chairman of the Board of Directors
August 6, 2002

/s/
Richard Ivanovick, C.A.,
Chief Financial and Accounting Officer
August 6, 2002